SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: January 16, 1998


                           Allegiant Technologies Inc.
             (Exact Name of Registrant as specified in its charter)


 Washington                      333-07727                   98-0138706
(State of Incorporation)   (Commission File Number)   (IRS Identification No.)


                1500-609 Granville Street, Vancouver B.C. V7Y 1G5
               (Address of Principal Executive Office Postal Code)


                                 (604) 687-0888
               (Registrant's telephone number including area code)


Item 5. Other Events

The press release attached hereto as Exhibit I was made on January 16, 1998 and is incorporated into this report by way of reference. Additional reference should be made to the Company's 8K Report dated October, 1997 for further details.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                ALLEGIANT TECHNOLOGIES INC

Date:  January 16, 1998                  By:   /s/ William D. McCartney
                                               ----------------------------
                                               William D. McCartney
                                               Director